Exhibit 4.1

07 10 30

AN

NUMBER

# AMERICAN NATIONAL

## INSURANCE COMPANY

SHARES

(INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS)

COMMON STOCK

$1.00 PAR VALUE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 028591 10 5

THIS CERTIFIES THAT

IS THE OWNER OF

AMERICAN NATIONAL INSURANCE COMPANY

transferable on the books of the Company by the owner hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

SPECIMEN

Dated:

AMERICAN NATIONAL INSURANCE COMPANY GALVESTON, TEX.

J. Mark Flippin

SECRETARY

G.R. Ferdinandtsen

PRESIDENT

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

American National Insurance Company Common Stock This Certifies that is the owner of $1.00 par value See Reverse For Certain Definitions CUSIP 028591 10 5 (INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS) FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF AMERICAN NATIONAL INSURANCE COMPANY

NO HOLDER OF ANY OF THE SHARES OF ANY CLASS OF THE CORPORATION, WHETHER NOW OR HEREAFTER AUTHORIZED AND ISSUED, SHALL BE ENTITLED AS A MATTER OF RIGHT TO PURCHASE OR SUBSCRIBE FOR (1) ANY UNISSUED SHARES OF STOCK OF ANY CLASS OR (2) ANY ADDITIONAL SHARES OF ANY CLASS, COMMON OR PREFERRED, AUTHORIZED TO BE ISSUED, OR (3) ANY BONDS, CERTIFICATES OF INDEBTEDNESS, DEBENTURES, OR OTHER SECURITIES CONVERTIBLE INTO STOCK OF THE CORPORATION, OR CARRING ANY RIGHT TO PURCHASE STOCK OF ANY CLASS, BUT ANY SUCH UNISSUED STOCK OR SUCH ADDITIONAL AUTHORIZED ISSUE OF ANY STOCK OR OF OTHER SECURITIES CONVERTIBLE INTO STOCK, OR CARRYING ANY RIGHT TO PURCHASE STOCK, MAY BE ISSUED AND DISPOSED OF PURSUANT TO RESOLUTION OF THE BOARD OF DIRECTORS OF THE CORPORATION TO SUCH PERSONS, FIRMS, CORPORATIONS OR ASSOCIATIONS AND UPON SUCH TERMS AS MAY BE DEEMED ADVISABLE BY SUCH BOARD OF DIRECTORS IN THE EXERCISE OF ITS DISCRETION.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors Act
(State)
			UNIF TRF MIN ACT —	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

  Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
  Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.